UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii 96813 - Hawaiian Electric Industries, Inc. (HEI)

1099 Alakea Street, Suite 2200, Honolulu, Hawaii 96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI

(808) 543-7771 - Hawaiian Electric

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 8.01 Other Events.

Equity Distribution Agreement

On September 19, 2024, Hawaiian Electric Industries, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Wells Fargo Securities, LLC (“Wells Fargo”), Barclays Capital Inc. (“Barclays”) and Guggenheim Securities, LLC (“Guggenheim Securities”) with respect to an at-the-market offering program under which the Company may offer and sell, from time to time at its sole discretion, its common stock, without par value (the “Common Stock”), having an aggregate offering price of up to $250,000,000 (the “Placement Securities”) through Wells Fargo, Barclays and Guggenheim Securities as its agents (each, an “Agent” and, collectively, the “Agents”) or directly to the Agents acting as principal for its own account at a price and on terms agreed upon in separate written agreements. The issuance and sale, if any, of the Placement Securities by the Company under the Agreement will be made pursuant to a prospectus supplement, dated September 19, 2024, and a base prospectus, dated September 19, 2024, relating to the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-282206).

Upon the Company’s delivery of a placement notice and subject to the terms and conditions of the Agreement, the Agents may sell the Placement Securities by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, or by any another method. Each Agent will use commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of the New York Stock Exchange to sell the Placement Securities from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay the Agent a commission of up to 1.00% of the gross sales proceeds of any Placement Securities sold through the applicable Agent under the Agreement, and also has provided the Agents with customary indemnification and contribution rights.

The Company is not obligated to make any sales of shares of Common Stock under the Agreement. The Company or any Agent (solely with respect to such Agent) may suspend or terminate the offering of Placement Securities upon notice to the other party and subject to other conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Kurt K. Murao, Esq., Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary of the Company, relating to the validity of the Shares being offered pursuant to the Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Agreement nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Cautionary Note Regarding Forward-Looking Statements

This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning the Company and its subsidiaries, the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s other periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, the Company, Hawaiian Electric Company, Inc., American Savings Bank, F.S.B. and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Kurt K. Murao, Esq.

23.1	Consent of Kurt K. Murao, Esq. (included in Exhibit 5.1).

99.1	Equity Distribution Agreement, dated as of September 19, 2024, by and among Hawaiian Electric Industries, Inc., Wells Fargo Securities, LLC, Barclays Capital Inc. and Guggenheim Securities, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ Scott T. DeGhetto	/s/ Paul K. Ito
Scott T. DeGhetto	Paul K. Ito
Executive Vice President,	Senior Vice President,
Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer

Date: September 19, 2024	Date: September 19, 2024